UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 27, 2021

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)On May 27, 2021, the Company held its Annual Meeting of Stockholders. At the meeting, the stockholders voted on the following proposals:
1.Election of the four Class I nominees named in the proxy statement to the Company’s Board of Directors
2.Ratification of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021
3.Advisory vote to approve the compensation of the Company’s named executive officers
4.Advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers
(b)The four Class I nominees to the Board of Directors of the Company were elected at the meeting, proposals 2 and 3 each received the affirmative votes required for approval and the largest percentage of shares voted indicated “1 Year” as the preferred frequency for proposal 4.
The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:
Proposal 1 – Election of the four Class I nominees named in the proxy statement to the Company’s Board of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Paul D. Emery	444,516,897	53,241,340	11,673,331
C. Martin Harris	482,454,199	15,304,038	11,673,331
Mark H. Tabak	443,983,168	53,775,069	11,673,331
William L. Veghte	483,024,559	14,733,678	11,673,331
Proposal 2 – Ratification of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
509,219,045	191,702	20,821	—
Proposal 3 – Advisory vote to approve the compensation of the Company’s named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
470,983,036	18,653,868	8,121,333	11,673,331
Proposal 4 – Advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
495,666,588	35,970	1,948,205	107,474	11,673,331
(c)A majority of the votes cast by the stockholders voted, on an advisory basis, to hold an annual advisory vote to approve the compensation of the Company’s named executive officers, which was consistent with the Board of Director’s recommendation included in the Company’s proxy statement. As a result, the Board of Directors of the Company has decided that the Company will include an advisory vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers, which will occur no later than the Company’s Annual Meeting of Stockholders in 2027.

EXHIBIT INDEX

Exhibit
Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 1, 2021

                                MultiPlan Corporation

                                By:     /s/ David L. Redmond
                                Name:    David L. Redmond
                                Title:    Executive Vice President and Chief Financial
Officer